UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	94-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 17, 2017 (the “Original 8-K”), on February 13, 2017, Waste Connections, Inc., a corporation organized under the laws of Ontario, Canada (the “Company”), entered into a First Supplement to Master Note Purchase Agreement with certain accredited institutional investors party thereto (the “First Supplement”). The First Supplement was entered into pursuant to the terms and conditions of that certain Master Note Purchase Agreement, dated as of June 1, 2016, by and among the Company and certain accredited institutional investors (as amended, restated, amended and restated, assumed, supplemented or modified from time to time, the “2016 Master Note Agreement”). All dollar ($) amounts specified in this Current Report on Form 8-K are expressed in United States dollar amounts.

Pursuant to the First Supplement, on April 20, 2017, the Company issued and sold to investors two tranches of its senior unsecured notes at fixed interest rates with interest payable in arrears semi-annually on October 20 and April 20 beginning on October 20, 2017 (the “2017A Notes”) in a private placement in reliance on Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The 2017A Notes are one of a series of additional notes that may be issued pursuant to the 2016 Master Note Agreement. The two tranches consisted of a tranche of $150 million aggregate principal amount of the 2017A Notes that will mature on April 20, 2024 with an annual interest rate of 3.24% and another tranche of $250 million aggregate principal amount of the 2017A Notes that will mature on April 20, 2027 with an annual interest rate of 3.49%. The principal of each tranche of the 2017A Notes is payable at the maturity of that tranche. The issuance and sale of the 2017A Notes were subject to the customary conditions more fully set forth in the First Supplement. The Company intends to use the proceeds from the sale of the 2017A Notes to refinance existing indebtedness and for general corporate purposes.

The terms of the 2017A Notes are more fully described in the Original 8-K. The above description of the 2016 Master Note Agreement, the First Supplement, and the 2017A Notes does not purport to be complete and is qualified in its entirety by reference to (i) the 2016 Master Note Agreement, which is incorporated herein by reference to Exhibit 4.2 filed with the Company’s Form 8-K filed on June 7, 2016, (ii) the First Supplement, which is incorporated herein by reference to Exhibit 4.2 filed with the Original 8-K, including forms filed as exhibits thereto of the Company’s 3.24% Senior Unsecured Note due 2024 and the Company’s 3.49% Senior Unsecured Note.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

4.1	Master Note Purchase Agreement, dated as of June 1, 2016 (incorporated by reference to Exhibit 4.2 filed with the Company’s Form 8-K on June 7, 2016).

4.2	First Supplement to Master Note Purchase Agreement, dated as of February 13, 2017, including forms of the 2017A Notes filed as exhibits thereto (incorporated by reference to Exhibit 4.2 filed with the Company’s Form 8-K on February 17, 2017).

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waste Connections, Inc.

By:	/s/ Worthing F. Jackman
Worthing F. Jackman
Executive Vice President and Chief Financial Officer

Date: April 21, 2017

EXHIBIT INDEX

Number	Description
4.1	Master Note Purchase Agreement, dated as of June 1, 2016 (incorporated by reference to Exhibit 4.2 filed with the Company’s Form 8-K on June 7, 2016).

4.2	First Supplement to Master Note Purchase Agreement, dated as of February 13, 2017, including forms of the 2017A Notes filed as exhibits thereto (incorporated by reference to Exhibit 4.2 filed with the Company’s Form 8-K on February 17, 2017).